AFL-CIO Housing Investment Trust
Performance Commentary
 3rd Quarter 2014

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 15, 2014

The AFL-CIO Housing Investment Trust (HIT) continues to generate strong relative and absolute performance. For the first three quarters of 2014, the HIT outperformed the Barclays Capital Aggregate Bond Index (Barclays Aggregate) by 55 basis points on a gross basis and 21 basis points on a net basis, with gross and net returns of 4.65% and 4.31%, respectively, compared to 4.10% for the benchmark.  For the third quarter, the HIT outperformed the Barclays Aggregate by 5 basis points on a gross basis. The HIT’s gross and net returns also exceeded the benchmark for the 1-, 3- and 10-year periods ending September 30, and its gross returns beat the benchmark for the 5- and 10-year periods.

The HIT’s outperformance relative to the benchmark during the first three quarters of the year was due primarily to the income advantage provided by its specialization in government/agency multifamily investments and the tightening spreads to Treasuries on those investments. Investing in construction-related multifamily assets, in particular, not only enhances that performance advantage but also allows the HIT to generate much-needed union construction jobs and produce significant economic benefits in communities across the U.S. The HIT committed $153 million to four such transactions in the first three quarters of 2014, helping to create approximately 1,240 union construction jobs. The HIT has committed $1.69 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments since it launched the Construction Jobs Initiative in 2009. Together with its subsidiary Building America, the HIT has financed 68 projects through this initiative in 31 cities with a total development investment of $3.77 billion. To date, the investments under the initiative have generated more than 20,300 union construction jobs, and the HIT is on target to meet its goal of creating 25,000 union construction jobs by the end of 2015. Investments under the Construction Jobs Initiative have generated more than 43,000 jobs in local communities in all sectors of the economy.

Third Quarter 2014 and Year-to-Date Performance

For the quarter, year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30, gross returns exceeded the benchmark by 5, 55, 91, 54, 33, and 43 basis points, respectively.  Net returns exceeded the benchmark for the year-to-date, 1-year and 3-year periods by 21, 45, and 10 basis points, respectively, and were the same for the 10-year period.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The government/agency multifamily securities that are the HIT’s focus continued to generate higher income than the Barclays Aggregate this year, while reflecting better credit quality and similar interest rate risk.  During the third quarter, the poor performance of the corporate sector, with excess returns of -74 basis points, also contributed to the HIT’s higher relative gross performance. The HIT does not invest in corporate bonds, which comprised 23% of the benchmark at September 30.  For the year through September, the HIT outperformed the Barclays Aggregate as a result of its income advantage and tightening of spreads on its high credit quality multifamily securities, despite strong performance by corporates (excess returns of 68 basis points).

Low Rates and Tighter Spreads in the U.S. during 2014

Contrary to many analysts’ expectations at the beginning of the year that U.S. interest rates and economic growth would increase significantly, global economies, other than the U.S., have shown slow or no growth. Inflation has remained very low in the U.S. and many other countries. Most of the Eurozone appears to be heading into a recession and other major economies, such as China, are slowing.  Interest rates have fallen across Europe and in Japan. Heightened geopolitical disruptions in the Middle East, Ukraine, and most recently Hong Kong, along with fears of a global Ebola outbreak, have led investors to seek U.S. bond investments as inflation continues to be below targeted levels. On an absolute basis, fixed income in the U.S. is having a solid year with interest rates on the 10-year Treasury falling by more than 50 basis points through September 30. The yield curve flattened, with the 2-year and 5-year Treasuries rising by 20 and 4 basis points, respectively, since December 31, 2013, as the end of the Federal Reserve’s Quantitative Easing Program approached and the market looked towards an increase in the Fed Funds rate in 2015.

Since the beginning of 2014, government/agency multifamily spreads narrowed largely due to lower levels of issuance and stable to lower interest rates. Ginnie Mae construction/permanent, Ginnie Mae permanent, and Fannie Mae DUS 10/9.5 securities tightened by 57, 27, and 12 basis points, respectively, this year. Increased demand for permanent securities relative to construction/permanent securities led to higher relative prices for the former, reducing the spread between the two products from 85 basis points at the beginning of the year to 55 basis points at the end of September.

During the third quarter, however, a flight to safety occurred as a result of heightened geopolitical tensions. Swap spreads widened, and lower credit quality assets underperformed higher quality assets. Despite their high credit quality, spreads also widened during July and August for the HIT’s government/agency multifamily securities, which comprised 62.5% of the HIT’s portfolio as of September 30. Ginnie Mae construction/permanent security spreads increased by 15 basis points; Ginnie Mae permanent securities widened by 20 basis points; and Fannie Mae benchmark multifamily DUS 10/9.5 securities widened by 11 basis points.

Looking Ahead

Although the U.S. economy seems to be growing at a reasonable pace since the first quarter of the year, much of the rest of the developed world has seen weak growth, low inflation, and falling interest rates.  Against this backdrop, and with subdued inflation and widespread geopolitical events unsettling the markets, longer-term U.S. interest rates may not increase significantly for an extended period.

As it enters the last quarter of the year and moves into 2015, the HIT’s superior portfolio fundamentals, which are expected to offer higher income and higher credit quality relative to the benchmark, position it well. Given the fact that rates are low and there are widespread expectations that the Fed will raise short-term rates sometime in 2015, the HIT expects to maintain an effectively neutral, but slightly short defensive duration position versus the benchmark.   However, it is unlikely that long-term interest rates will rise too rapidly due to low inflation and slow global growth.  Most importantly, geopolitical risks continue to loom and require investors to be diversified and liquid.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	93.2%	71.7%	Effective Duration	5.00	5.36
A & Below	1.9%	23.5%	Convexity	0.06	0.03
Superior Yield			Similar Call Risk
Current Yield: 44 basis point advantage	3.57%	3.13%	Call Protected	72%	71%
Yield to Worst: 57 basis point advantage	2.84%	2.27%	Not Call Protected	28%	29%

Demand for multifamily rental construction is likely to remain strong in certain markets due to demographics and household formation rates. Rehabilitation of older properties, especially in urban areas, will continue to be a market focus. The preservation of existing affordable housing in the Northeast, New York City, and Midwest, in particular, should provide the HIT with investment opportunities.

Through its extensive relationships with developers, mortgage bankers, sponsors, housing finance agencies, and others, the HIT has built and continues to build a pipeline of potential investments.  It seeks to engage in investment opportunities early in the financing process when it can use its expertise in trading, structuring, and negotiating terms to maximize the investment’s value for the portfolio.

Fixed income remains an important asset class for diversified portfolios due to low levels of current and expected inflation and the Federal Reserve’s stated data driven approach to monetary tightening. This further supports the view that long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2014, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com